Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

In connection with the Quarterly Report of Continental Building Products, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Isaac Preston, Chief Executive Officer of the Company, and James Bachmann, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2014	/s/ Isaac Preston
Isaac Preston
Chief Executive Officer
( Principal Executive Officer)

Date: November 3, 2014	/s/ James Bachmann
James Bachmann
Chief Financial Officer
( Principal Financial and Accounting Officer)